Exhibit 10.63     Form of

                        C5 HEALTH, INC. CONVERTIBLE NOTE
                                  ("the Note")

           (Convertible into shares of Common Stock, par value $.0001 per share of C5 Health, Inc.)

        THIS NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT
       OF 1933. THIS NOTE MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER
      AND SAID ACT OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

     C5 Health, Inc., a Delaware corporation (the "Company"), for value received, hereby promises to pay to _______________ ("Payee") on August 27, 2001, (or such later date as may be determined as set forth herein) ("Maturity Date"), the principal amount of _________ ("Principal") or such lesser Principal amount as is then outstanding, plus a premium equal to ten (10%) percent of the Principal ("Premium") in lawful money of the United States; or, at Lender's election, to convert an amount not less than one (1/2) half of the balance of Principal plus Premium then due at the time of Lender's election into Common Stock (as hereinafter defined) as hereinafter provided.

     In addition to Premium, and Common Stock, if any, which Lender may obtain through Lender's election to convert, Lender shall receive, in addition to Principal, ten thousand (10,000) shares of Common Stock, or a pro rata number of such shares, for each increment of Twenty thousand ($20,000.00), more or less, that Lender has loaned to the Company hereunder, all of said shares to be computed on a pre-dilutive basis.

     The Maturity Date of this Note may be extended by agreement of the Company and Payee. This Note is exchangeable for shares of Common Stock at the times, on the terms and in the manner as provided hereinbefore and hereinafter. This Note may be prepaid prior to its maturity.

     1. Definitions. In this Agreement, unless the context otherwise requires, the following terms shall have the respective meaning set forth below:

          1.1 "1933 Act" shall mean the Securities Act of 1933, as amended.

          1.2 "Common Stock" shall mean the common stock of the Company, par value $.0001 per share.

     2. Valid issuance of Common Stock. The Common Stock issuable upon conversion of the Note has been duly and validly reserved for issuance and, upon issuance in accordance with the terms hereof, shall be duly and validly issued fully paid and nonassessable.

     3. Investment of own account. The Note acquired by the Lender is for the Lender's own account for the purpose of investment and not with a view to the resale or distribution thereof and the Lender has no present intention of selling, negotiating or otherwise disposing of the Note. The Lender acknowledges that the Note has not been registered under the 1933 Act and understands that the Note and any shares of Common Stock issued upon the conversion of the Note must be held unless they are subsequently registered under the 1933 Act or an exemption from such registration is available.

     4. Conversion of Note.

          4.1 Right to Convert. The Lender shall have the right, at its option, to convert in whole, or in part, but in no case less than an amount equal to fifty (50%) percent of the Principal of the Note then outstanding plus unpaid Premium into fully paid and nonassessable shares of Common Stock on a pre-dilutive basis at an assumed per share cost of fifty ($.50) cents at the earlier of:

               (a) not less than five (5) business days prior to the Maturity Date of the Note (whether the initial or an extended maturity date); or

               (b) not more than five (5) business days after Lender receives notice from the Company of its intention to pre-pay the Note.


     4.2 Manner of Exercise. The Lender shall exercise its conversion right by giving written notice to the Company of its election to exercise such right. Promptly after the giving of notice, the Lender shall surrender the Note at the principal executive offices of the Company accompanied by written notice to the Company stating the name or names (with address) in which the certificate or certificates for the shares of capital stock issuable on such conversion shall be issued.

          4.3 Issuance of Shares of Capital Stock on Conversion.

               (a) As promptly as practicable after the receipt of such notice and the surrender of the Note as set forth above, the Company shall issue, at its expense, and shall deliver to the Lender a certificate or certificates for the number of shares of capital stock issuable upon the conversion of such Note.


               (b) The conversion shall be deemed to have been effected immediately prior to the close of business on the date which the Company shall have received such notice and the surrendered Note (the "Conversion Date"), and at that time, the person or person in whose name any certificate for shares of the Company's capital stock shall be issuable upon such exchange shall be deemed to have become the holder or holders of record of the shares represented thereby.

               (c) Each certificate evidencing shares of capital stock issuable upon the Conversion Date of the Note shall bear the following legend:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
       1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT THEREUNDER OR UNLESS
                PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

               The legend shall be removed by the Company from any certificate either (i) if the shares evidenced by such certificate have been effectively registered under the 1933 Act and any applicable state securities laws and sold by the holder thereof in accordance with such registration, or (ii) upon delivery to it of an opinion satisfactory in form and substance to the Company from counsel to the effect that the shares evidenced by such certificate can be freely transferred without registration under the 1933 Act and any state securities laws and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the shares were issued.

          4.4 Covenant to Reserve Shares for Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized capital stock and/or shares of its capital stock then owned or held by or for the account of the Company, solely for the purpose of delivery upon conversion of the Note as herein provided, such number of shares of the Company's capital stock as shall then be deliverable upon the conversion of such Note. All shares of capital stock, which shall be so deliverable, shall be duly and validly issued and fully paid and nonassessable.

     5. Defaults.

          5.1 Events of Defaults. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

               (a) the principal of or interest on the Loan shall not be paid when due;

               (b) the Company shall fail to observe or perform any of its covenants or agreements contained in this Agreement for a period of 30 business days, after having received Notice from the Lender;

               (c) the Company shall commerce a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing.

               (d) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and any such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days;

     Notices, payments, requests, and other communications to the respective parties hereunder shall be in writing, and shall be deemed received when delivered personally, by facsimile, or first-class certified mail, return receipt requested and postage prepaid, as follows:

         If to the Lender:



         If to the Company:

         C5 Health, Inc.
         One Sarasota Tower
         2 North Tamiami Trail, Suite 608
         Sarasota, Florida  34236
         Attention:  President


     This Note is governed by and is to be construed in accordance with the law of the State of Virginia.

                                     C5 Health, Inc.


                                     --------------------------
                                     By: Timothy S. Novak
                                     Its:  President